Exhibit 10.46

THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the “Amendment”), dated as of May 11, 2009, among Kowabunga! Inc. (formerly known as Think Partnership Inc.), a Nevada corporation (“Borrower”), each of the Guarantors signatory hereto (the “Guarantors”) and Wachovia Bank, National Association (“Bank”).

W I T N E S S E T H:

WHEREAS, Bank has made available to Borrower a secured credit facility pursuant to the terms and conditions of the following:  (i) that certain Amended and Restated Loan Agreement, dated as of February 27, 2008, between Borrower and Bank, as amended by that certain Master Consent to Loan Documents and First Amendment to Loan Agreement and Amended and Restated Revolving Credit Promissory Note dated as of June 25, 2008, that certain Master Consent, Second Amendment to Amended and Restated Loan Agreement, Second Amendment to Amended and Restated Revolving Credit Promissory Note and First Amendment to Amended and Restated Term Promissory Note, dated as of March 18, 2009, and as amended, restated, supplemented or modified from time to time (the “Loan Agreement”); (ii) that certain Amended and Restated Guaranty Agreement, dated as of February 27, 2008, between Borrower, the Guarantors and Bank, as amended, restated, supplemented or modified from time to time (the “Guaranty Agreement”); (iii) that certain Amended and Restated Security Agreement, dated as of February 27, 2008, between Borrower, the Guarantors and Bank, as amended, restated, supplemented or modified from time to time (the “Security Agreement”); (iv) that certain Amended and Restated Revolving Credit Promissory Note in the original principal amount of $15,000,000 dated as of February 27, 2008, executed by Borrower payable to the order of Bank, as amended by that certain Master Consent to Loan Documents and First Amendment to Loan Agreement and Amended and Restated Revolving Credit Promissory Note dated as of June 25, 2008, that certain Master Consent, Second Amendment to Amended and Restated Loan Agreement, Second Amendment to Amended and Restated Revolving Credit Promissory Note and First Amendment to Amended and Restated Term Promissory Note, dated as of March 18, 2009, and as amended, restated, supplemented or modified from time to time (the “Revolving Credit Note”); (v) that certain Amended and Restated Term Promissory Note in the original principal amount of $5,000,000 dated as of February 27, 2008, executed by Borrower payable to the order of Bank, as amended by that certain Master Consent, Second Amendment to Amended and Restated Loan Agreement, Second Amendment to Amended and Restated Revolving Credit Promissory Note and First Amendment to Amended and Restated Term Promissory Note, dated as of March 18, 2009, and as amended, restated, supplemented or modified from time to time (the “Term Note”); (vi) that certain Letter of Credit dated September 26, 2007 in the amount of $725,000 (reference number SM227727) (“Letter of Credit #SM227727”); and (vii) all other documents executed in connection therewith, as amended, restated, supplemented or modified from time to time (collectively with the Loan Agreement, the Guaranty Agreement, the Security Agreement, the Revolving Credit Note, the Term Note and Letter of Credit #SM227727, the “Loan Documents”); and

WHEREAS, Borrower and Guarantors have requested that the Bank agree to amend the Loan Agreement as further set forth below.

NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto hereby agree as follows:

1.

Definitions.  All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Loan Documents, as amended hereby.

2.

Amendments to the Loan Agreement.

(a)

The “Other Financial Information” section in the Affirmative Covenants paragraph of the Loan Agreement is hereby amended by adding the following new subsection (ii) at the end of subsection (i) and renumbering the prior subsection (ii) to (iii):

commencing with the month ending January 31, 2009, a monthly calculation of Borrower’s Fixed

Charge Coverage Ratio (as defined below) in form and substance satisfactory to Bank,

(b)

 The “Fixed Charge Coverage Ratio” section in the Financial Covenants paragraph of the Loan Agreement is hereby amended by inserting the following at the end of such section:

Notwithstanding the foregoing, from and after January 1, 2009, Borrower shall not be required to comply with the foregoing Fixed Charge Coverage Ratio covenant.

3.

Amendment Fee.  In consideration of the agreements set forth herein, Borrower shall pay to Bank an amendment fee in the amount of $15,000 which amendment fee shall be fully earned on the date hereof (the “Amendment Fee”) and shall be payable on the date hereof. The Amendment Fee is in addition to all other fees, interest, costs and expenses payable in connection with the Loan Documents and may be charged by Bank to any account of Borrower maintained by Bank.  The Amendment Fee shall be fully earned by Bank notwithstanding any failure by Borrower to comply with any other term of this Amendment.

4.

Reaffirmations by Borrower and the Guarantors.

(a)

Acknowledgment of Obligations.  Borrower and Guarantors hereby acknowledge, confirm and agree that, as of May 7, 2009, (a) Borrower is indebted to Bank in respect of the Revolving Credit Note in the principal amount of $5,605,283.38, (b) Borrower is indebted to Bank in respect of the Term Note in the aggregate principal amount of $2,410,812.37 and (c) under Letter of Credit #SM227727 remains outstanding and undrawn in the amount of $725,000.  All such Loans, together with interest accrued and accruing thereon, and all other Obligations, fees, costs, expenses and other charges now or hereafter payable by Borrower to Bank, in accordance with the Loan Documents and the Swap Agreements (including this Agreement), are unconditionally owing by Borrower and Guarantors to Bank without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b)

Acknowledgment of Security Interests.  Borrower and Guarantors hereby acknowledge, confirm and agree that Bank has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Bank pursuant to the Loan Documents or otherwise granted to or held by Bank.

5.

Conditions to Effectiveness.  This Amendment shall become effective as of the date when the following conditions have been met (the “Effective Date”):

(a)

Bank shall have received a copy of this Amendment executed by Borrower, the Guarantors and by Bank (whether such parties shall have signed the same or different copies);

(b)

payment of the Amendment Fee in accordance with Section 3;

(c)

Bank shall have been reimbursed by Borrower for all reasonable fees and third-party out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable attorneys’ fees and expenses of K&L Gates LLP;

(d)

Bank shall have received any other documents or instruments reasonably requested by Bank in connection with the execution of this Amendment; and

(e)

an officers’ certificate from a duly authorized officer of Borrower certifying, among other things, that attached are true and correct copies of: (i) certificate of the existence of Borrower, issued by the Secretary of State of the jurisdiction of organization, and each other jurisdiction where such Borrower is required to qualify to transact business, (ii) the Bylaws of Borrower, (iii) resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Agreement, and the other documents and certificates to be delivered in connection herewith; and (iv) the names, incumbency and certified signatures of those persons authorized on behalf of Borrower to sign this Amendment and the other documents and certificates to be delivered in connection herewith.

6.

Representations and Warranties.  After giving effect to the amendments set forth herein, Borrower and each Guarantor hereby certifies that (a) each of the representations and warranties set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date), (b) no Default has occurred and is continuing as of the date hereof and (c) the execution, delivery, and performance of this Amendment have been authorized by all requisite corporate action.

7.

Confirmation of all Loan Documents.  By their execution hereof, Borrower and each Guarantor hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and each of the Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement, the Revolving Credit Note, the Term Note, the Guaranty Agreement, the Security Agreement and each of the Loan Documents to which it is a party remain in full force and effect.

8.

Release.

(a)

In consideration of the agreements of Bank contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Guarantors, each on behalf of itself and its successors, assigns, and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Bank, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Bank and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, Guarantor or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever that arose or has arisen at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, the Swap Agreements, the other Loan Documents or this Amendment or transactions thereunder or related thereto.

(b)

Borrower and Guarantors each understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding that may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)

Borrower Guarantors each agrees that no fact, event, circumstance, evidence or transaction that could now be asserted or that may hereafter be discovered that relate to conduct prior to the date of this Amendment shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

9.

Covenant Not to Sue.  Borrower and Guarantors, each on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 8 above.  If Borrower or any Guarantor, or any of their respective successors, assigns or other legal representatives, violates the foregoing covenant, Borrower and Guarantors, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

10.

Miscellaneous.

(a)

This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any provision of the Loan Agreement, the Revolving Credit Note, the Term Note, any Loan Document or any other document or instrument entered into in connection therewith.

(b)

This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement, and the signature pages from any counterpart may be appended to any other counterpart to assemble fully-executed counterparts.  Counterparts of this Amendment may be exchanged via electronic means, and a facsimile of any party's signature shall be deemed to be an original signature for all purposes.

(c)

This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina without giving effect to the conflicts of law provision thereof.

(d)

On and after the effectiveness of this Amendment, each reference in the Loan Agreement, the Revolving Credit Note, the Term Note or any other Loan Document shall mean and be a reference to the Loan Agreement, the Revolving Credit Note, the Term Note and any other Loan Document as amended by this Amendment.  This Amendment constitutes a “Loan Document”.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

[CORPORATE SEAL]	KOWABUNGA! INC. (formerly known as THINK PARTNERSHIP INC.), a Nevada corporation

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	CHERISH, INC., a Florida corporation

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	CHECKUP MARKETING, INC., a North Carolina corporation

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	RIGHTSTUFF INC., a North Carolina corporation

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	MARKETSMART ADVERTISING, INC., a North Carolina corporation

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	OZONA ONLINE NETWORK, INC., a Florida corporation

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	KOWABUNGA MARKETING, INC., a Michigan

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	PRIMARYADS, INC., a New Jersey corporation

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	REAL ESTATE SCHOOL ONLINE INC., a Florida

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	VINTACOM FLORIDA, INC., a Florida corporation

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	MOREX MARKETING GROUP, LLC, a New York limited liability company

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	LITMUS MEDIA, INC., a Missouri corporation

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	ILEAD MEDIA LLC, a Delaware limited liability company

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	VALIDCLICK, INC., a Missouri corporation

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

[CORPORATE SEAL]	SECOND BITE, LLC., a Kansas limited liability company

	By:	/s/ GAIL BABITT
		Name:	Gail Babitt
		Title:	CFO

WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ C. DOUGLASS RIDDLE
		Name:	C. Douglass Riddle
		Title:	Senior Vice President